UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2021

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
3.95% Global Notes due 2030	BAX 30	New York Stock Exchange
1.73% Global Notes due 2031	BAX 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 1.01	Entry into a Material Definitive Agreement

Indenture and First Supplemental Indenture

General

On December 1, 2021, Baxter International Inc. (the “Company”) entered into an Indenture (the “Base Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated December 1, 2021 (the “Supplemental Indenture” and, the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”), between the Company and the Trustee, relating to the issuance by the Company of $800,000,000 aggregate principal amount of the Company’s 0.868% Senior Notes due 2023 (the “2023 Notes”), $1,400,000,000 aggregate principal amount of the Company’s 1.322% Senior Notes due 2024 (the “2024 Notes”), $1,450,000,000 aggregate principal amount of the Company’s 1.915% Senior Notes due 2027 (the “2027 Notes”), $1,250,000,000 aggregate principal amount of the Company’s 2.272% Senior Notes due 2028 (the “2028 Notes”), $1,550,000,000 aggregate principal amount of the Company’s 2.539% Senior Notes due 2032 (the “2032 Notes”), $750,000,000 aggregate principal amount of the Company’s 3.132% Senior Notes due 2051 (the “2051 Notes” and, together with the 2023 Notes, the 2024 Notes, the 2027 Notes, the 2028 Notes and the 2032 Notes, the “Fixed Rate Notes”), $300,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2023 (the “2023 FRN Notes”) and $300,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2024 (the “2024 FRN Notes” and, together with the 2023 FRN Notes, the “Floating Rate Notes” and the Floating Rate Notes, together with the Fixed Rate Notes, collectively, the “Notes”).

The Notes were issued and sold in a private placement to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

The Company received approximately $7.75 billion in net proceeds from the sale of the Notes, after deducting the initial purchasers’ discounts and estimated offering expenses. The Company intends to use the net proceeds from the sale of the Notes, together with borrowings under its term loan facility and cash on hand, to fund the consideration for the proposed acquisition of Hill-Rom Holdings, Inc. (“Hillrom”), previously announced on September 2, 2021, pursuant to the Agreement and Plan of Merger, dated September 1, 2021 (the “Merger Agreement”), by and among the Company, Bel Air Subsidiary, Inc. and Hillrom (such acquisition, the “Merger”), refinance certain outstanding indebtedness of Hillrom, and pay fees and expenses related to the Merger, the refinancing and related transactions. The Company intends to use any remaining net proceeds for general corporate purposes. Following the issuance of the Notes, the Company’s remaining $7.4 billion of bridge facility commitments have been terminated. The Merger is expected to close in 2021 or early 2022, subject to receipt of certain regulatory approvals and satisfaction of other customary closing conditions.

Interest Rate and Maturity

Interest on the 2023 Notes, the 2028 Notes and the 2051 Notes will be payable semi-annually on June 1 and December 1 of each year, beginning on June 1, 2022. Interest on the 2024 Notes will be payable semi-annually on May 29 and November 29 of each year, beginning on May 29, 2022. Interest on the 2027 Notes and the 2032 Notes will be payable semi-annually on February 1 and August 1 of each year, beginning on August 1, 2022. The 2023 Notes are scheduled to mature on December 1, 2023, the 2024 Notes are scheduled to mature on November 29, 2024, the 2027 Notes are scheduled to mature on February 1, 2027, the 2028 Notes are scheduled to mature on December 1, 2028, the 2032 Notes are scheduled to mature on February 1, 2032 and the 2051 Notes are scheduled to mature on December 1, 2051.

Interest on the 2023 FRN Notes will accrue at a rate equivalent to Compounded SOFR (as defined in the Supplemental Indenture) plus 0.260% per annum and interest on the 2024 FRN Notes will accrue at a rate equivalent to Compounded SOFR plus 0.440% per annum. Interest on the 2023 FRN Notes will be payable quarterly on March 1, June 1, September 1 and December 1 of each year, beginning on March 1, 2022. Interest on the 2024 FRN Notes will be payable quarterly on February 28, May 29, August 29 and November 29 of each year, beginning on February 28, 2022. The 2023 FRN Notes are scheduled to mature on December 1, 2023 and the 2024 FRN Notes are scheduled to mature on November 29, 2024.

Ranking

The Notes are the Company’s general senior unsecured and unsubordinated obligations and rank equal in priority with all of the Company’s existing and future unsecured and unsubordinated indebtedness and senior in right of payment to any future subordinated indebtedness.

Special Mandatory Redemption

If (i) the Merger has not been consummated on or prior to December 1, 2022 (the “Outside Date”), (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in its reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company will be required to redeem all outstanding Notes on the Special Mandatory Redemption Date (as defined in the Indenture) at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

Optional Redemption

The Company may at its option redeem the 2023 Notes and the 2024 Notes, at a “make-whole” redemption price equal to the greater of (1) 100% of the principal amount of the relevant series of Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, and (2) the sum of the present values of the principal amount of the relevant series of Notes to be redeemed and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a treasury rate plus 7.5 basis points, in the case of the 2023 Notes, and 10 basis points, in the case of the 2024 Notes, in each case plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The Company may at its option redeem the 2027 Notes, at any time prior to January 1, 2027 (the date that is one month prior to their maturity date), the 2028 Notes, at any time prior to October 1, 2028 (the date that is two months prior to their maturity date), the 2032 Notes, at any time prior to November 1, 2031 (the date that is three months prior to their maturity date), and the 2051 Notes, at any time prior to June 1, 2051 (the date that is six months prior to their maturity date) (each such date, a “Fixed Rate Par Call Date”), at a “make-whole” redemption price equal to the greater of (1) 100% of the principal amount of the relevant series of Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, and (2) the sum of the present values of the principal amount of the relevant series of Notes to be redeemed and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the applicable Fixed Rate Par Call Date for such series, in each case, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a treasury rate plus 10 basis points, in the case of the 2027 Notes, 15 basis points, in the case of the 2028 Notes, 15 basis points, in the case of the 2032 Notes, and 20 basis points, in the case of the 2051 Notes, in each case plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

On or after the applicable Fixed Rate Par Call Date, the Company may redeem the applicable series of Fixed Rate Notes at its option at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding the date of redemption.

The Floating Rate Notes are not be subject to redemption at the Company’s option.

Repurchase Upon a Change of Control Triggering Event

The Company is required to offer to repurchase the Notes for cash at a price of 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, upon the occurrence of a change of control triggering event.

Covenants

Subject to certain qualifications and exceptions, the Indenture limits the Company’s ability and the ability of certain of the Company’s subsidiaries to create liens on assets and limits the Company’s ability to merge or consolidate with any other entity or sell, transfer or lease all or substantially all of the Company’s properties and assets.

Events of Default

The Indenture also provides for certain events of default with respect to the Notes (subject, in certain cases, to receipt of notice of default and/or customary grace or cure periods), including, but not limited to, (i) failure to pay interest for 30 days, (ii) failure to pay principal or premium when due, (iii) failure to perform, or breach of, any other covenant or warranty in the Indenture for 90 days after notice is given by the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes and (iv) certain specified events of bankruptcy, insolvency or reorganization of the Company.

Registration Rights Agreement

On December 1, 2021, the Company and entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives (the “Representatives”) of the several initial purchasers named in Schedule A thereto, relating to the Notes. The Company agreed under the Registration Rights Agreement to (i) use its commercially reasonable efforts to file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes and (ii) use its commercially reasonable efforts to have such registration statement declared effective under the Securities Act.

If the exchange offer is not completed on or before March 25, 2023, the Company will use its commercially reasonable efforts to file, and will use its commercially reasonable efforts to have become and keep effective, a shelf registration statement relating to the resales of the Notes.

If the Company fails to satisfy this obligation (a “Registration Default”) under the Registration Rights Agreement, the annual interest rate on the Notes will increase by 0.25% per annum (“Additional Interest”) for the first 90-day period beginning on the day immediately following such Registration Default. The annual interest rate on the Notes will increase by an additional 0.25% per annum for each subsequent 90-day period during which the Registration Default continues, up to a maximum Additional Interest rate of 0.50% per annum. If the Registration Default is corrected, the applicable interest rate on the Notes will revert to the original level. The payment of Additional Interest shall be the sole and exclusive remedy for the holders of Notes in the event of a Registration Default.

If the Company must pay Additional Interest, the Company will pay it to the holders of the Notes in cash on the same dates that it makes other interest payments on the Notes, until the Registration Default is corrected or the related Note ceases to be a registrable security under the Registration Rights Agreement.

Documentation

The preceding is a summary of the terms of the Base Indenture, the Supplemental Indenture and the Registration Rights Agreement, and is qualified in its entirety by reference to the Base Indenture listed as Exhibit 4.1 to this report, the Supplemental Indenture listed as Exhibit 4.2 to this report and the Registration Rights Agreement listed as Exhibit 4.3 to this report, each of which is incorporated herein by reference as though fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of within the meaning of the federal securities laws, including the Company’s projections as to the anticipated closing date for the Merger. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent the Company’s current judgment about possible future events.

These forward-looking statements are based on certain assumptions and analyses made in light of our experience and perception of historical trends, current conditions, and expected future developments as well as other factors that the Company believes are appropriate in the circumstances. While these statements represent our judgment on what the future may hold, and the Company believes these judgments are reasonable, these statements are not guarantees of any events or financial results. Whether actual future results and developments will conform to expectations and predictions is subject to a number of risks and uncertainties, including the following factors, many of which are beyond the Company’s control: conditions to the consummation of the Merger may not be satisfied or the regulatory approvals required for the Merger may not be obtained on the terms expected or on the anticipated schedule; successful integration of Hillrom with the Company and the realization of anticipated benefits of the Merger (including anticipated synergies and net leverage targets) within the expected timeframes or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger agreement between the parties to the Merger; potential adverse reactions to the Hillrom acquisition by the company or Hillrom’s strategic partners; and those factors identified in the Company’s filings with the SEC, including those factors described under the caption “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Actual results may differ materially from those projected in the forward-looking statements. The Company does not undertake to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated December 1, 2021, between Baxter International Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated December 1, 2021, between Baxter International Inc. and U.S. Bank National Association, as trustee (including forms of the 0.868% Senior Notes due 2023, the 1.322% Senior Notes due 2024, the 1.915% Senior Notes due 2027, the 2.272% Senior Notes due 2028, the 2.539% Senior Notes due 2032, the 3.132% Senior Notes due 2051, the Floating Rate Notes due 2023 and the Floating Rate Notes due 2024).

4.3	Registration Rights Agreement, dated December 1, 2021, between Baxter International Inc. and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives the several initial purchasers named in Schedule A thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2021

BAXTER INTERNATIONAL INC.

By:	/s/ Ellen K. Bradford
Name:	Ellen K. Bradford
Title:	Senior Vice President and Corporate Secretary